Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   June, 1998
           Series 1998-07, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.201952
                                                        -----------------------
       Weighted average maturity                                        174.70
                                                        -----------------------

 A.      Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
      1.
                                    Principal
                Principal Per    Prepayments Per   Interest Per
     Class       Certificate       Certificate      Certificate     Payout Rate
     -----       -----------       -----------      -----------     -----------
       R       $   0.00000000  $     0.00000000  $     0.00000000   % 0.00000000
       PO      $   3.56597932  $     0.16346774  $     0.00000000   % 0.00000000
       A       $   9.24770978  $     6.08633327  $     5.25816006   % 6.49999997
       M       $   3.23601282  $     0.00000000  $     5.38229853   % 6.49999836
       B1      $   3.23600928  $     0.00000000  $     5.38230046   % 6.50000071
       B2      $   3.23600928  $     0.00000000  $     5.38230046   % 6.50000071
       B3      $   3.23601982  $     0.00000000  $     5.38230068   % 6.50000098
       B4      $   3.23600537  $     0.00000000  $     5.38228623   % 6.49998344
       B5      $   3.23600111  $     0.00000000  $     5.38231776   % 6.50002165

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

 B.   Accrual Amount
       1.
        Class          Accrual Amount
         N/A           $     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            37,419.72
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       166,513,527.70
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  505
                                                               -----------------
       3.
        Beginning Aggregate    Ending Aggregate         Ending
         Class Certificate     Class Certificate   Single Certificate
Class    Principal Balance     Principal Balance        Balance          Cusip
-----    -----------------     -----------------        -------          -----
R      $               0.00  $               0.00  $             0.00  36158GAB4
PO     $         290,464.77  $         289,420.07  $           987.91  GEC9807PO
A      $     163,928,398.92  $     162,366,738.17  $           961.49  36158GAA6
SUP    $     157,892,835.58  $     156,353,773.48  $           960.91  GEC987SUP
M      $       1,720,475.51  $       1,714,872.48  $           990.42  36158GAC2
B1     $         429,899.03  $         428,498.99  $           990.42  36158GAD0
B2     $         429,899.03  $         428,498.99  $           990.42  36158GAE8
B3     $         687,838.05  $         685,597.99  $           990.42  36158GAP3
B4     $         343,919.03  $         342,798.99  $           990.42  36158GAQ1
B5     $         257,941.91  $         257,101.88  $           990.42  36158GAR9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            0        Principal Balance  $               0.00
                              --------                       ------------------
       2.   60-89 days
            Number            0        Principal Balance  $               0.00
                              --------                      ------------------
       3.   90 days or more
            Number            0        Principal Balance  $               0.00
                              --------                       ------------------
       4.   In Foreclosure
            Number            0        Principal Balance  $               0.00
                              --------                       ------------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $               0.00
                              --------                       ------------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $               0.00
                                                                ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $               0.00
                                                             ------------------

       2.   Bankruptcy Loss Amount:                       $               0.00
                                                             ------------------

       3.   Fraud Loss Amount:                            $               0.00
                                                             ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                  --------------